U.S. GLOBAL INVESTORS FUNDS

Global Resources Fund (the “Fund”)

Supplement dated May 24, 2024 to the Statement of Additional Information (“SAI”)

dated May 1, 2024

IMPORTANT NOTICE REGARDING APPROVAL OF AMENDMENT TO INVESTMENT ADVISORY AGREEMENT, INCLUDING
ELIMINATION OF PERFORMANCE (FULCRUM) FEE ARRANGEMENT

As previously communicated to shareholders through supplements dated December 19, 2023 and April 12, 2024, and through the Fund’s proxy statement dated January 11, 2024, the Board of Trustees (“Board”) of U.S. Global Investors Funds (the “Trust”), recently approved an amendment to the investment advisory agreement between U.S. Global Investors, Inc. (the “Adviser”) and the Trust, on behalf of the Fund, that eliminated the performance-based adjustment applicable to the Fund’s advisory fee structure, or “fulcrum fee” (the “Performance Adjustment”), subject to the approval of the Fund’s shareholders.

At a special meeting of shareholders of the Fund held on May 24, 2024, the shareholders of the Fund approved the elimination of the Performance Adjustment, effective June 1, 2024.

The Adviser has agreed to phase in the removal of the Performance Adjustment such that, until 12 months after the elimination of the Performance Adjustment was approved (such phase in currently expected until May 31, 2025), the Fund will pay advisory fees equal to the lesser of the base rate fee or the fee as determined with the Performance Adjustment. In particular, during this phase in period, the advisory fee rate may be adjusted downward if the Fund’s cumulative performance falls below the performance of its designated benchmark index by 5% or more but would not be correspondingly adjusted upward.

In addition, the Adviser’s expense limitation arrangements with the Fund became contractual in nature in conjunction with the shareholders’ approval of the elimination of the Performance Adjustment.

As a result of the foregoing, the Fund’s SAI is hereby supplemented as follows:

1.	The paragraph following the Base Advisory Fee Schedule on page 27 of the Fund’s SAI is hereby deleted in its entirety and replaced with the following:

The Adviser has contractually agreed to limit total fund operating expenses (exclusive of acquired fund fees and expenses, extraordinary expenses, taxes, brokerage commissions and interest, and advisory fee performance adjustments, if any) to not exceed 1.75% for each of the Global Luxury Goods Fund, Global Resources Fund, Gold and Precious Metals Fund, and World Precious Minerals Fund, and 0.45% for the Near-Term Tax Free Fund through April 30, 2025. These expense limitations may only be raised or eliminated with the consent of the Board of Trustees. The effects of the contractual limitations are reflected in the Fees and Expenses of each fund in the Summary Section, as applicable. In addition, the Adviser has voluntarily agreed to limit total fund operating expenses (exclusive of acquired fund fees and expenses, extraordinary expenses, taxes, brokerage commissions and interest) for the U.S. Government Securities Ultra-Short Bond Fund to 0.45%. This expense limitation will continue on a voluntary basis at the Adviser’s discretion.

2.	The section entitled Performance Fee Schedule beginning on page 27 of the Fund’s SAI is hereby deleted in its entirety and replaced with the following:

PERFORMANCE FEE SCHEDULE

The funds are subject to a performance fee. A performance fee, or fulcrum fee, is typically designed to reward the Adviser for fund performance that exceeds a fund’s designated benchmark or penalize the Adviser for fund performance which is lower than a fund’s designated benchmark. A fund’s cumulative performance is compared to that of its designated benchmark over a 12-month rolling period. If a fund’s cumulative performance falls below its designated benchmark by 5% or more, the base advisory fee will be decreased by 0.25%. When the difference between a fund’s performance and the performance of its designated benchmark is less than 5% (this is known as the hurdle rate), there will be no adjustment to the base advisory fee. This is often referred to as the null zone. If a fund’s cumulative performance exceeds by 5% or more (hurdle rate) the performance of its designated benchmark, the base advisory fee for the fund will be increased by 0.25%.

At a special meeting of shareholders of the World Precious Minerals Fund held on March 8, 2024, the shareholders of the World Precious Minerals Fund approved the elimination of the performance adjustment, effective April 1, 2024. At a special meeting of the shareholders of the Global Luxury Goods Fund and Gold and Precious Metals Fund held on March 28, 2024, the shareholders of the Global Luxury Goods Fund and Gold and Precious Metals Fund each approved the elimination of the performance adjustment, effective April 1, 2024. At a special meeting of shareholders of the Global Resources Fund held on May 24, 2024, the shareholders of the Global Resources Fund approved the elimination of the performance adjustment, effective June 1, 2024.

The Adviser has agreed to phase in the removal of the performance adjustment such that, until 12 months after the elimination of the performance adjustment was approved (such phase in currently expected until March 31, 2025 with respect to World Precious Minerals Fund, Global Luxury Goods Fund, and Gold and Precious Metals Fund, and until May 31, 2025 with respect to Global Resources Fund), each Fund will pay advisory fees equal to the lesser of the base rate fee or the fee as determined with the performance adjustment. In particular, during this phase in period, the advisory fee rate may be adjusted downward if a Fund’s cumulative performance falls below the performance of its designated benchmark index by 5% or more but would not be correspondingly adjusted upward.

	Base Advisory Fee	Benchmark	Hurdle Rate	Base Advisory Fee Range With Performance Fee Adjustment
Global Luxury Goods Fund	1.00%	S&P Composite 1500 Index	-5%	0.75% - 1.00%
Gold and Precious Metals Fund	0.90%	FTSE Gold Mines Index	-5%	0.65% - 0.90%
World Precious Minerals Fund	1.00%	NYSE Arca Gold Miners Index	-5%	0.75% - 1.00%
Global Resources Fund	0.95%	S&P Global Natural Resources Index (Net Total Return)	-5%	0.70% - 0.95%
Near-Term Tax Free Fund	0.50%	n/a		0.50%
U.S. Government Securities Ultra-Short Bond Fund	0.50%	n/a		0.50%

The investment advisory agreement will continue in effect from year to year with respect to a fund only if the agreement is approved at least annually both (i) by a vote of a majority of the outstanding voting securities of such fund (as defined in the 1940 Act) or by the board of trustees of the Trust, and (ii) by a vote of a majority of the trustees who are not parties to the advisory agreement or “interested persons” of any party thereto (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval.

The advisory agreement may be terminated on 60 days’ written notice by either party and will terminate automatically if it is assigned. The Adviser may, out of profits derived from its management fee, pay certain financial institutions (which may include banks, securities dealers and other industry professionals) a “servicing fee” and other non-cash compensation for performing certain administrative servicing functions for fund shareholders to the extent these institutions are allowed to do so by applicable statute, rule or regulation. These payments and compensation are in addition to the fees paid by the funds. These fees will be paid periodically and will generally be based on a percentage of the value of the institutions’ client fund shares. Additional cash payments may be made by the Adviser or Distributor to intermediaries that provide marketing support and/or access to sales meetings, sales representatives and management representatives of the intermediaries.

From time to time, the Adviser may also pay non-cash compensation to the sales representatives of intermediaries in the form of occasional gifts; (ii) occasional meals, tickets or other entertainment; and/or (iii) sponsorship support of regional or national events of intermediaries.

In addition to advising client accounts, the Adviser may invest in securities for their own accounts. The Adviser has adopted policies and procedures intended to minimize or avoid potential conflicts with their clients when trading for their own accounts. The investment objectives and strategies of the Adviser are different from those of its clients, emphasizing venture capital investing, private placement arbitrage, and speculative short-term trading. The Adviser uses a diversified approach to venture capital investing. Investments typically involve early-stage businesses seeking initial financing as well as more mature businesses in need of capital for expansion, acquisitions, management buyouts, or recapitalization. Overall, the Adviser typically invests in start-up companies in the natural resources or technology fields.

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For more information, please contact a Fund customer service representative toll free at 1-800-873-8637.

PLEASE RETAIN FOR FUTURE REFERENCE.